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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS

         On November 9, 2004, Synovis Life Technologies, Inc. ("Synovis" or the "Company") issued a press release announcing that its surgical business segment will transition to new distributors for its Surgical Innovations products in a large distribution territory.

         A copy of the press release is attached hereto as Exhibit 99.1. Synovis has also published the press release, including the supplemental information contained therein, on its website www.synovislife.com.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

                  Not Applicable

         (b)  Pro Forma Financial Information.
              -------------------------------

                  Not Applicable

         (c)  Exhibits.
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
                 Exhibit                                     Description
                 -------                                     -----------
                  99.1       Synovis Life Technologies, Inc. News Release dated November 9, 2004.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: November 10, 2004                    By:   /s/ Connie L. Magnuson
                                                --------------------------------
                                                  Connie L. Magnuson
                                                  Vice-President of Finance and
                                                  Chief Financial Officer